Exhibit 99.2

Agreement on the transfer of Intellectual Property

Whereas:

1. 3.2 million equity shares of BMP Sunstone Corporation (English name: BMP Sunstone Corporation, hereinafter referred to as “BMP Sunstone”) held by Mr. Han Zhiqiang is still in the frozen state (of which, containing 400,000 shares has been pledged), the frozen period last to February 18, 2011.

2. Mr. Han Zhiqiang and his wholly owned Baishan China Co. Ltd. (formerly named “Hong Kong Fly International Health Care Limited”; hereinafter referred to as “Baishan”) held 14 trademarks (see Appendix 1).

3. Mr. Han Zhiqiang held patents (including invention patents, utility models, designs etc. total of 46, listed in Appendix 3), According to permission agreement for patent use which signed between Mr. Han Zhiqiang and Sunstone (Tangshan) Pharmaceutical Co., Ltd. (hereinafter referred to as “Sunstone Pharmaceutical”), Mr. Han Zhiqiang has permitted Sunstone to use the above patents.

Through friendly consultations, the two parts have agreed as follows:

First, terminate the trademark use permission, and trademark right transfer.

Mr. Han Zhiqiang and Baishan agreed to transfer the trademarks listed in Appendix 1 to Sunstone Pharmaceutical gratuitously; Sunstone Pharmaceutical agreed to the transfer. Mr. Han Zhiqiang hereby confirms that the two “Hao Wa Wa” trademarks (registration number: 5863759, 5863760) are in the process of being transferred to Sunstone Pharmaceutical, and there are no conditions attached to such transfer. Mr. Han Zhiqiang promises and agrees to Sunstone Pharmaceutical that he will take all actions that are reasonably required to (i) complete the transfer of the two “Hao Wa Wa” trademarks referred to above and (ii) effect the assignment of the trademarks listed in Appendix 1 to Sunstone Pharmaceutical.

The parties agreed that Sunstone Pharmaceutical is responsible for changes procedure related to trademark registration, Mr. Han Zhiqiang will assist.

Mr. Han Zhiqiang hereby agrees that (i) if any other marks owned by Mr. Han Zhiqiang and/or Baishan are deemed by the Trademark Office to be identical or confusingly similar to any of the trademarks listed in Appendix 1, then upon the request of either Trademark Office or Sunstone Pharmaceutical, Mr. Han Zhiqiang and/or Baishan shall, either promptly and irrevocably assign such identical or similar marks to Sunstone Pharmaceutical on the same terms and subject to the same conditions as contained in this agreement or (y) cancel or abandon such identical or similar marks.

Mr. Han Zhiqiang hereby agrees neither him or Baishan nor any entity controlled by them shall now or at any time in the future apply to register, use or acquire a domain name, trade mark or other mark, which is identical to or confusingly similar to any of the trademarks listed in Appendix 1 or any other mark registered to Sunstone Pharmaceutical or entities controlled by Sunstone Pharmaceutical (hereinafter referred to as “Affiliates”) or in respect of which Sunstone Pharmaceutical or any of the Affiliates has filed an application for registration with the Trademark Office.

Mr. Han Zhiqiang and/or Baishan hereby agrees that in the event that the Trademark Office rejects the assignment of any of the marks that are identical or similar to any of the trademarks listed in Appendix 1 pursuant to paragraph 2 above, the Mr. Han Zhiqiang and/or Baishan will promptly apply to the Trademark Office to cancel or abandon such marks or identical or similar marks and take all actions reasonably required to complete such cancellation or abandonment. Mr. Han Zhiqiang and/or Baishan each hereby confirms that Sunstone Pharmaceutical and its Affiliates have the full rights to register, use and otherwise dispose of such cancelled or abandoned marks or identical or similar marks.

Terminate patent use permission, and patent transfer

The two parties agreed that Mr. Han Zhiqiang transfers the patents listed in Appendix 3 to Sunstone Pharmaceutical gratuitously.

The two parties agreed to terminate the permission agreement for patent use which signed between Mr. Han Zhiqiang and the Sunstone Pharmaceutical.

The two parties agreed that Sunstone Pharmaceutical is responsible to conduct registration procedure related to patent right transfer, Mr. Han Zhiqiang will assist.

Lift the restrict share

After Mr. Han Zhiaqiang signed on all the documents required by trademark office and patent office related to trademark right, patents transfer, and legal change documents listed in this agreement and in Appendix, BMP Sunstone agree to release 3.2 million equity shares of BMP Sunstone Corporation (of which, containing 400,000 shares has been pledged) held by Mr. Han Zhiqiang in advance, and immediately conduct the change procedure (within 45 days) related to release frozen equity shares and brokers institution, and finally made the above equity shares hold by Mr. Han Zhiqiang in a free transfer status.

Indemnification and Remedies

If any party breaches this agreement, it will be liable for all the losses incurred by the observing party.

Governing Law

This agreement will be governed by PRC law.

The agreement entered into force

This Agreement will entry into force when the parties signed. This Agreement is written in both English and Chinese which shall have the same effect.

Signature by:

/s/ Han Zhiqiang

(Baishan China Co. Ltd.)
/s/ Han Zhiqiang

(Sunstone (Tangshan) Pharmaceutical Co. Ltd.)
Chairman: /s/ Tong Zhijun

(BMP Sunstone Corporation)
President: /s/ Tong Zhijun

Date:
2010/10/28	2010/10/28

Appendix 1:

The List of trademarks that will be transferred to Sunstone (Tangshan) Pharmaceutical

Co., Ltd by Bai Shan China Co., Ltd

No	Trademark Names	Category	Application/Registration Number	Application Zone
1	Figure	5	7133565	China

2	Figure	5	7133566	China

3	Figure	5	7412839	China

4	Figure	5	7406270	China

5	Fei Ke	5	1312798	China

6	Nv Mei	3	7766489	China

7	HAO WA WA	5	5863759	China

8	Hao wa wa	5	5863760	China

The List of Trademarks that Han Zhiqiang will transfer to Sunstone (Tangshan) Pharmaceutical Co., Ltd

No	Trademark Names	Category	Trademark No.	Application Zone
1	Sunstone	5	301134297	HongKong, China

2	Figure	5	301134305	HongKong, China

3	Ji Ke	5	1122390	China

4	Wang You	5	5071189	China

5	Hu Wa Wa	5	5104936	China

6	Hu Wa	5	5104937	China

Appendix 2:

The List of Patents that Han Zhiqiang will transfer to Sunstone (Tangshan) Pharmaceutical Co., Ltd

No	Name	Patent Number	Existing Patentee	License Registration Status

Invention Patents

1	The application of Pidotimod in the preparation of drugs for hepatitis B treatment	ZL200410000692.6	Han Zhiqiang	Yes

2	A kind of compound preparation of Levofloxacin and Pidotimod	ZL200410006239.6	Han Zhiqiang	Yes

3	A kind of compound preparation of Valaciclovir hydrochloride and Pidotimod	ZL200410006240.9	Han Zhiqiang	Yes

4	A kind of compound preparation of Azithromycin and Pidotimod	ZL200410006241.3	Han Zhiqiang	Yes

5	The Compound Zedoary Turmeric Oil preparation and its preparation process	ZL03109769.3	Han Zhiqiang	Yes

6	A kind of TCM preparation for the treatment of children acute tonsillitis	ZL200510104942.5	Han Zhiqiang/Sunstone	No

7	A kind of TCM preparation for the treatment of lung& stomach heat of children	ZL200510104940.6	Han Zhiqiang/Sunstone	No

8	The use of Compound Zedoary Turmeric Oil Suppositories in the preparation of drugs for desquamated Vaginal inflammation	ZL200510127999.7	Han Zhiqiang	Yes

9	A kind of low sugar cold medicine and its preparation process	ZL200610081446.7	Han Zhiqiang	Yes

10	A kind of effervescent tablets of cold medicine and its preparation process	ZL200610083232.3	Han Zhiqiang	Yes

11	A kind of improved TCM capsules for the treatment of Women menopause syndrome	ZL200610076259.X	Han Zhiqiang	Yes

12	The preparation and application of (s)-Nifuratel	ZL200610064890.8	Han Zhiqiang	Yes

13	The preparation process of Nifuratel	ZL200610064888.0	Han Zhiqiang	Yes

14	A kind of preparation and application of TCM capsules for cyclomastopathy	ZL200610057109.4	Han Zhiqiang	Yes

15	A kind of preparation process and application of Pidotimod particle coating enhancing the stability to acid and alkali	200510128000.0	Han Zhiqiang	No

16	Jingangteng pellets and its preparation method	200610113220.0	Han Zhiqiang	No

17	The bitter-masked pellets of Berberine hydrochloride and its preparation	200610113218.3	Han Zhiqiang	No

18	The pellets and manufacturing methods of “Fule”pill	200610113219.8	Han Zhiqiang	No

Utility Model Patents

19	Self healthcare pharmaceutical box for drug delivery to vagina	ZL02253269.2	Han Zhiqiang	Yes

20	Plastic bottles (utility model)	ZL200520110625.x	Han Zhiqiang	Yes

21	A new style of pessary	ZL03244634.9	Han Zhiqiang	Yes

Design Patents

22	Packing box of pharmaceutical products (A)	ZL02332645.x	Han Zhiqiang	Yes

23	Packing box of pharmaceutical products (B)	ZL02332644.1	Han Zhiqiang	Yes

24	Packing box of pharmaceutical products (C)	ZL02332643.3	Han Zhiqiang	Yes

25	Packing box of pharmaceutical products (D)	ZL02332642.5	Han Zhiqiang	Yes

26	Packing box of pharmaceutical products (E)	ZL02332641.7	Han Zhiqiang	Yes

27	Packing box of pharmaceutical products (F)	ZL02339669.5	Han Zhiqiang	Yes

28	Packing box of pharmaceutical products (G)	ZL02339668.7	Han Zhiqiang	Yes

29	Packing box of pharmaceutical products (H)	ZL02339667.9	Han Zhiqiang	Yes

30	Plastic bottles (appearance design)	ZL200530019372.0	Han Zhiqiang	Yes

31	Packing box of pharmaceutical products (1)	ZL200830145596.X	Han Zhiqiang	In Process

32	Packing box of pharmaceutical products (2)	ZL200830145597.4	Han Zhiqiang	In Process

33	Packing box of pharmaceutical products (3)	ZL200830145598.9	Han Zhiqiang	In Process

34	Packing box of pharmaceutical products (4)	ZL200830145599.3	Han Zhiqiang	In Process

35	Packing box of pharmaceutical products (5)	ZL200830145600.2	Han Zhiqiang	In Process

36	Packing box of pharmaceutical products (6)	ZL200830209500.1	Han Zhiqiang	In Process

37	Packing box of pharmaceutical products (7)	ZL200830209501.6	Han Zhiqiang	In Process

38	Packing box of pharmaceutical products (8)	ZL200830209502.0	Han Zhiqiang	In Process

39	Packing box of pharmaceutical products (9)	ZL200830209503.5	Han Zhiqiang	In Process

40	Packing box of pharmaceutical products (10)	ZL200830209504.X	Han Zhiqiang	In Process

41	Packing box of pharmaceutical products (11)	ZL200830209505.4	Han Zhiqiang	In Process

42	Packing box of pharmaceutical products (12)	ZL200830209506.9	Han Zhiqiang	In Process

43	Packing box of pharmaceutical products (13)	ZL200830209507.3	Han Zhiqiang	In Process

44	Packing box of pharmaceutical products (14)	ZL200830209508.8	Han Zhiqiang	In Process

45	Packing box of pharmaceutical products (15)	ZL200830209509.2	Han Zhiqiang	In Process

46	Packing box of pharmaceutical products (16)	ZL200830209510.5	Han Zhiqiang	In Process